UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2023

Rain Oncology Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40356	82-1130967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Jarvis Avenue, Suite 204

Newark, CA 94560

(Address of Principal Executive Offices, including Zip Code)

(510) 953-5559

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RAIN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 15, 2023, the Board of Directors (the “Board”) of Rain Oncology Inc., a Delaware corporation (the “Company”), adopted an amendment and restatement of the Company’s Second Amended and Restated Bylaws (as so amended and restated, the “Amended and Restated Bylaws”), effective as of such date, in order to, among other things:

•

Enhance procedural and disclosure requirements related to business proposals and director nominations submitted by stockholders, including to align with recently adopted Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and reflect certain other administrative changes, including:

•	Requiring additional background information and disclosures regarding proposing stockholders, proposed nominees and business, and other persons related to proposing stockholders;

•

Requiring any stockholder submitting a notice of director nomination to make a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act and to provide evidence that such stockholder has complied with such requirements;

•

Clarifying that any stockholder submitting a nomination or other proposal must comply with applicable Exchange Act requirements and clarifying the Company’s ability to disregard such nomination or proposal in the event such stockholder does not so comply;

•	Requiring and clarifying the timing for providing, updating and correcting information in connection with a stockholder’s director nomination or other proposal; and

•

Requiring that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board.

•	Update various provisions in line with recent amendments to the Delaware General Corporation Law (the “DGCL”), including:

•	Revising the conditions under which notice need not be given for an adjourned meeting;

•	Eliminating the requirement that the list of stockholders be open to examination at meetings of stockholders; and

•	Updating provisions related to delivery of information and documents to the Company and the Board’s authority during an emergency.

The Amended and Restated Bylaws also incorporate certain ministerial, clarifying and conforming changes, including changes to align with the language used in certain provisions of the DGCL.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, a copy of which is filed with this report as Exhibit 3.1 and incorporated into this report by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of the Company, effective February 15, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2023	Rain Oncology Inc.

	By:	/s/ Avanish Vellanki
Avanish Vellanki
Chairman and Chief Executive Officer